SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                             ------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):   August  12, 2003


                     FLORIDA ROCK INDUSTRIES, INC.
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




            FLORIDA                  1-7159                   59-0573002
       ----------------------        ---------------         ----------

       (State   or  other          (Commission                (I.R.S. Employer
        jurisdiction                File Number)	     Identification No.)
       of incorporation)


155 East 21st Street
Jacksonville, Florida                                  32206
----------------------------------------------         ----------

(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (904)  355-1781


-----------------------------------------------------------------------

(Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                          FLORIDA ROCK INDUSTRIES, INC.

                                 AUGUST 12, 2003


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 12, 2003, Florida Rock Industries, Inc. (the "Company") purchased from Lafarge North America, Inc. ("Lafarge") all of the capital stock of Lafarge Florida, Inc. for $122,240,000 in cash, pursuant to the Stock Purchase Agreement dated July 2, 2003, between the Company and Lafarge (the "Stock Purchase Agreement"). A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

          Pursuant to Item 7(a)(4), the Company will file the financial statements required by this item by amendment within 60 days after the date of the required date of filing of this initial report.

          (b)  Pro Forma Financial Information.

          Pursuant to Item 7(b)(2) and Item 7(a)(4), the Company will file the required pro forma financial information by amendment within 60 days after the date of the required date of filing of this initial report.

          (c)  Exhibits.

          2.1. Stock Purchase Agreement, dated July 2, 2003, between Florida Rock Industries, Inc. and Lafarge North America,
Inc.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FLORIDA ROCK INDUSTRIES, INC.



Date: August 26, 2003		By:/s/ John D. Milton, Jr.
				   ________________________________

                                John D. Milton, Jr.
                                Executive Vice President,
                                Treasurer and Chief Financial Officer

                              EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
2.1                 Stock  Purchase Agreement, dated  July  2,  2003,
                    between Florida  Rock  Industries, Inc. and Lafarge
		    North America, Inc.
